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October 24, 2003                                                      EXHIBIT 24

Mr. Thomas J. Webb and
Mr. Michael D. VanHemert
Consumers Energy Company
One Energy Plaza
Jackson, MI 49201


We hereby appoint each of you lawful attorney for each of us and in each of our names to sign and cause to be filed with the Securities and Exchange Commission registration statement(s) and/or any amendment(s) thereto, including post-effective amendment or amendments, to be accompanied in each case by a prospectus or supplemental prospectus and any necessary exhibits with respect to the issuance of up to $1.275 billion of any debt securities of the Company in exchange for $1.275 billion of any debt securities of the Company that have already been issued, but not registered with the Securities and Exchange Commission, pursuant to Rule 144A of the Securities Act of 1933, as amended.


Very truly yours,



/s/ Kenneth Wipple                           /s/ S. Kinnie Smith, Jr.
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Kenneth Whipple                              S. Kinnie Smith, Jr.



/s/ Jame J. Duderstadt                       /s/ Kathleen R. Flaherty
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James J. Duderstadt                          Kathleen R. Flaherty



/s/ Earl D. Holton                           /s/ David W. Joos
-----------------------------                --------------------------------
Earl D. Holton                               David W. Joos



/s/ Michael T. Monahan                       /s/Joseph F. Paquette, Jr.
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Michael T. Monahan                           Joseph F. Paquette, Jr.



/s/ William U. Parfet                        /s/Percy A. Pierre
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William U. Parfet                            Percy A. Pierre


/s/ Kenneth L. Way                           /s/ John B. Yasinsky
-----------------------------                --------------------------------
Kenneth L. Way                               John B. Yasinsky